GCAT DEPOSITOR III, LLC ABS-15G

Exhibit 99.11

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third-party due diligence provider, performed the review described below on behalf of its client, Blue River Mortgage III LLC. The review included a total of 565 newly originated residential mortgage loans, in connection with the securitization identified as GCAT 2024-INV4 (the “Securitization”). The Review was conducted from April 2024 to October 2024 on mortgage loans originated between March 2024 and September 2024.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors
i.	Income / Assets
●	Validate borrower(s) monthly gross income
●	Validate funds required to close, required reserves
●	Review file documentation for required level of income and asset verifications
ii.	Employment Status
●	Review file documentation for required level of employment
iii.	Monthly Mortgage Payment
●	Confirm program, qualifying rate, terms
iv.	Simultaneous Loans
●	Validate all concurrent loans are included in the DTI to properly assess the ability to repay
v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.
●	Validate subject loan monthly payment (PITI) and associated obligations
vi.	Debts / Obligations
●	Validate monthly recurring liabilities
vii.	DTI and/or Residual Income
●	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file
●	Documentation meets Appendix Q requirements for QM Loans
viii.	Credit History
●	Review credit report for credit history and required credit depth including any / all inquiries
●	Determine representative credit score from credit report

b.	Validate loan-to-value (LTV) and combined loan-to-value
c.	Review borrower’s occupancy
d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history

e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower’s willingness and ability to repay the debt
f.	Confirm that Final 1003 is sufficiently completed
g.	Provide Audit 1008 with accurate data based on file documentation
h.	Confirm Loan Approval conditions were met
i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

c.	Tolerance Testing
i.	Compare Loan Estimate and Closing Disclosures
ii.	Identify Tolerance Violations and applicable cost to cure

d.	Comprehensive review of Closing Disclosure to determine transaction accuracy

e.	Recalculation of APR and Finance Charge

f.	Testing of:
i.	Federal High Cost Mortgage provisions
ii.	Federal Higher Priced Mortgage Loans provisions
iii.	Local and/or State Anti-predatory and High Cost provisions
iv.	HOEPA Points and Fees

g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures

i.	Service Provider List
ii.	Home Ownership Counselling Disclosure
iii.	ARM Disclosure

h.	Compliance with QM as it relates to:

i.	APR Test
ii.	Points & Fees Test
iii.	Prepayment Penalty Test
iv.	Product Eligibility Testing

i.	Notice of Right to Cancel (Rescission) Review
i.	Confirm transaction date, expiration date, and disbursement date
ii.	Confirm document is properly executed by all required parties to the transaction
iii.	Confirm the correct Right of Rescission document was executed for the transaction type

j.	Confirm through NMLS the loan originator and originating firm’s license status was active and properly disclosed on appropriate loan documents

k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)

l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.	Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.
b.	Review appraisal, determination that property is completely constructed, and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
f.	Ensure that the appraisal conforms to the guidelines provided from the Client.
g.	Review appraisal to ensure all required documents were included.
h.	Review location map provided within the appraisal for external obsolescence.
i.	Ensure highest and best use and zoning complies with guidelines.
j.	Confirm there are no marketability issues that affect the subject property.
k.	Ensure subject property does not suffer any functional obsolescence.
l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.
m.	Additional valuation products were not required when the CU score provided was 2.5 or below or the appraisal LCA risk score was eligible for Collateral Rep and Warranty relief. In the event the CU score was greater than 2.5 or the LCA score was not eligible for R&W relief, an additional valuation product was obtained to confirm value was supported within 10% tolerance. In some instances, based on guidance from the seller, CDA’s were ordered on loans that had an acceptable CU score or R&W eligibility.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third-party valuation product.

For loans reviewed in a post-close valuation review scenario (565 loans in total):

One (1) loan had a Secondary Appraisal, two hundred forty-five (245) loans had AVMs, and ninety-nine (99) loans had Desktop Reviews.

If a loan with an AVM or Desktop Review fell outside of a -10% tolerance, was inconclusive, or a PIW was present, then a Field Review, a Broker Price Opinion (BPO) along with a Reconciliation of the values or a 2nd Appraisal was completed. There were thirty-three (33) occurrences of this.

Zero (0) loans had a Field Review, and thirteen (13) loans had an Exterior Only Appraisal Review.

Product totals may not sum due to multiple products for each loan

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the 565 mortgage loans reviewed, four hundred twenty-five (425) unique mortgage loans (75.22% by loan count) had a total of two thousand one hundred and ninety-seven (2,197) different tape discrepancies across forty-seven (47) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Loan Purpose	358	16.29%
Channel	354	16.11%
Property Type	350	15.93%
Escrow Indicator	264	12.02%
Originator DTI	250	11.38%
All Borrower Total Income	216	9.83%
Original CLTV	49	2.23%
Original LTV	49	2.23%
Cash to Close	30	1.37%
Qualifying Total Debt Income Ratio	26	1.18%
Total Qualified Assets Post-Close	26	1.18%
Qualifying Housing Debt Income Ratio	22	1.00%
Total Qualified Assets for Reserves Post-Close	22	1.00%
Qualifying Total Reserves Number of Months	21	0.96%
All Other Payments	16	0.73%
Property Zip	15	0.68%

Borrower 1 Qualifying Income	12	0.55%
Property Address	10	0.46%
Original Collateral Value	9	0.41%
Property Address	9	0.41%
Original Loan Amount	8	0.36%
Interested Party Contributions	8	0.36%
Property County	8	0.36%
Total Monthly Property Insurance Amount	7	0.32%
Qualifying LTV	7	0.32%
Qualifying CLTV	7	0.32%
Qualifying HLTV	6	0.27%
UW FICO Utilized	4	0.18%
Monthly HOA $	4	0.18%
Borrower Last Name	3	0.14%
Borrower 1 Self-Employment Flag	3	0.14%
Occupancy	3	0.14%
Qualifying Interest Rate	3	0.14%
Borrower 2 Qualifying Income	3	0.14%
Total Other REO Net Rental Income	2	0.09%
Borrower First Name	2	0.09%
Borrower 1 FTHB	1	0.05%

Borrower 1 SSN	1	0.05%
Property City	1	0.05%
Borrower 2 Citizen	1	0.05%
Property County	1	0.05%
Borrower 3 Origination FICO	1	0.05%
Monthly Property Tax Amount	1	0.05%
Property Zip Code	1	0.05%
Primary Appraised Property Value	1	0.05%
First Payment Date of Loan	1	0.05%
Property City	1	0.05%
Grand Total	2197	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample by Loan Count
Event Grade A	515	$172,636,205.00	91.15%
Event Grade B	50	$18,204,550.00	8.85%
Event Grade C	0	$0	0%
Event Grade D	0	$0	0%
Total Sample	565	$190,840,755.00	100.00%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	557	98.58%
Event Grade B	8	1.42%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	565	100.00%

Compliance Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	555	98.23%
Event Grade B	10	1.77%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	565	100.00%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	528	93.45%
Event Grade B	37	6.55%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	565	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	HMDA Data Tape Not Provided	557
		Fraud Report Missing	110
		Borrower Liabilities Verification Indicator is Partial	83
		Transmittal Summary is Missing	32
		Audited DTI Exceeds AUS DTI	22
		Borrower Income Verification does not match Approval	17
		Interested Party Contribution – Exceeds Guidelines	15
		Borrower 1 Credit Report is Incomplete	15
		DTI Exceeds AUS Maximum Allowable	15
		HMDA Discrepancy(s) Noted	13
		Borrower Employment Verification does not meet guidelines	13
		AUS is Partial	12
		Missing verification of taxes, insurance, and/or HOA fees for non-subject property	12
		Missing US Patriot Act Disclosure or ID	8
		Income and Employment Do Not Meet Guidelines	7
		Hazard Insurance Coverage is Not Sufficient.	7
		Borrower Credit Report is Missing	6

Borrower 2 Executed 4506-T Missing	6
Hazard Insurance Effective Date is after the Note Date	6
Asset Documents are Incomplete	6
Housing history does not meet guidelines	5
SCIF Document Missing	5
Transmittal Summary is Partial	5
Verification of Borrower Liabilities Missing or Incomplete	5
Liquid Reserves (Dollar Amount) are less than AUS Minimum Required	4
CoBorrower Employment Verification does not meet guidelines	4
Fraud Report is Only Partially Available	4
SCIF Form Missing	3
Borrower Liabilities Verificiation Indicator is Missing	3
Borrower Income Verification is less than 12 months	3
Hazard Insurance Indicator is Partial	3
Housing History Does Not Meet Guideline Requirements	3
Fraud Report Shows Uncleared Alerts	2
Audited Reserves are less than AUS Required Reserves (Dollar Amount)	2
Final Loan Application is Partial	2
Asset Qualification Does Not Meet Guideline Requirements	2
Borrower 1 W2/1099 Missing	2
Title Coverage is Less than Subject Lien	2
CoBorrower Credit Report is Missing	2
The Final 1003 is Missing	2
Borrower 2 is missing signed 4506t.	2
Approval/Underwriting Summary Not Provided	2

AUS Partially Provided	2
Hazard Insurance Effective Date is after the Disbursement Date	2
Final Loan Application is Missing	2
Fully Executed Purchase Contract is Partial	2
Missing Verification of Mortgage	1
Signed 4506t is missing	1
Other Property Insurance Policy Missing	1
HO6 Master Insurance Policy is Missing	1
CoBorrower Employment Verification Level is Missing	1
Audited AUS Interested Party Contribution Exceeds Guideline Program Maximum	1
Note is not executed by all borrowers	1
Borrower 2 Award Letter Missing	1
Borrower 1 3rd Party VOE Prior to Close Missing	1
Borrower 2 Citizenship Documentation Not Provided	1
Borrower 3 Credit Report is Incomplete	1
Income/Employment General	1
Employment Gaps in Employment Without Sufficient Explanation	1
Initial Loan Application is Missing	1
HAZARD INSURANCE CERTIFICATE MISSING	1
Asset 2 Does Not Meet Guideline Requirements	1
OFAC Check was not completed/Cleared.	1
Fully Executed Purchase Contract is Missing	1
Hazard Insurance Coverage is Not Sufficient	1
LTV Exceeds AUS Maximum Allowable	1
Servicing Comments list impact to the borrowers related to COVID-19.	1

		Missing evidence Mortgage/Deed of Trust will be recorded	1
		Hazard insurance dwelling coverage is not sufficient	1
		Missing evidence tax return extension was filed.	1
		Title Policy is Partial	1
		Missing Income - Business Tax Returns	1
		Asset 3 Does Not Meet Guideline Requirements	1
		Missing rent comparable schedule form 1007	1
		Borrower 1 Personal Tax Returns Missing	1
		Business Purpose Affidavit/Disclosure Missing	1
		Total Credit Grade (A) Exceptions:	1067
	B	DTI Exceeds AUS Maximum Allowable	5
		Hazard Insurance Effective Date is after the Note Date	1
		Audited DTI Exceeds AUS DTI	1
		AUS is Partial	1
		Total Credit Grade (B) Exceptions:	8
Compliance	A	Affiliated Business Disclosure is Missing	27
		Missing Taxpayer First Act Disclosure	14
		Charges That Cannot Increase Test	8
		Evidence of Appraisal Delivery to Borrower not Provided or Late (12 CFR 1002.14(a)(1))	6
		Charges That In Total Cannot Increase More Than 10% Test	5
		Evidence of Rate Lock Not Provided	4
		eSigned Documents Consent is Missing	4
		Consummation or Reimbursement Date Validation Test	4
		Reimbursement Amount Test	3
		Reimbursement Amount Validation Test	3

		Patriot Act Disclosure is Missing	3
		Security Instrument Indicator is Partial	2
		Initial Loan Estimate Delivery Date Test (from application)	2
		No Compliance Findings	1
		Initial Closing Disclosure Delivery Date Test	1
		Original PI Payment on Note does not equal PI Payment on Final Closing Disclosure	1
		Purchase Contract does not Match Final CD	1
		NC RSHL Average Prime Offer Rate APR Threshold Exceeded	1
		Total Compliance Grade (A) Exceptions:	90
	B	Charges That In Total Cannot Increase More Than 10% Test	4
		Charges That Cannot Increase Test	3
		Qualified Mortgage Safe Harbor Threshold	2
		Affiliated Business Disclosure is Missing	1
		Total Compliance Grade (B) Exceptions:	10
Property	A	Third Party Valuation Product not Provided	196
		Property located in FEMA Declared Disaster Area with no subsequent Property Inspection	40
		Third party AVM Confidence Score is less than 90%	35
		Third Party Valuation Product Not Provided within 10% Tolerance	26
		Third Party AVM to appraised value exceeds 10% allowable variance	19
		Origination Appraisal is Partial	13
		Third Party Valuation Product is Required and Missing	12
		UCDP Summary Report is Missing	3
		Property/Appraisal General	2
		Origination Appraisal is Missing	2
		Third Party Desk Review variance to appraised value exceeds 10%	1
		Subject property appraisal is not on an as-is basis (Primary Value)	1
		Appraisal incomplete (missing map, layout, pages, etc.)	1
		The appraisal was completed "Subject To" and the Completion Certificate in file is incomplete.	1
		Total Property Grade (A) Exceptions:	352
	B	Property Inspection Waiver Used at Origination	37
		Informational Only - Property Inspection Waiver used at origination.	34
		Total Property Grade (B) Exceptions:	71

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.

Credit Event Grades
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an "as-is" basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.